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                                                                  EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Registration Statement on Form S-8, pertaining to the Biopsys Medical, Inc. 1993 Stock Plan, 1996 Director Option Plan and 1996 Employee Stock Purchase Plan, of our report dated April 12, 1996, on the financial statements of Biopsys Medical, Inc. appearing in the Registration Statement on Form S-1 of Biopsys Medical, Inc. dated May 1, 1996.



Costa Mesa, California
July 29, 1996